Exhibit 10.2

SECOND AMENDED AND RESTATED REVOLVING CREDIT NOTE

$11,000,000	Baltimore, Maryland

July 3, 2008

FOR VALUE RECEIVED, TVI CORPORATION, a Maryland corporation (“TVI”), CAPA MANUFACTURING CORP., a Maryland corporation (“CAPA”), SAFETY TECH INTERNATIONAL, INC., a Maryland corporation (“Safety Tech”) and SIGNATURE SPECIAL EVENT SERVICES, INC., a Maryland corporation (“Signature TVI”), jointly and severally (each of TVI, CAPA, Safety Tech and Signature TVI, a “Borrower”; TVI, CAPA, Safety Tech and Signature TVI, collectively, the “Borrowers”), promise to pay to the order of BRANCH BANKING AND TRUST COMPANY, a North Carolina banking corporation (the “Lender”), the principal sum of ELEVEN MILLION DOLLARS ($11,000,000) (the “Principal Sum”), or so much thereof as has been or may be advanced/readvanced to or for the account of the Borrowers pursuant to the terms and conditions of the Financing Agreement (as hereinafter defined) under the Revolving Credit Facility (as that term is defined in the Financing Agreement), together with interest thereon at the rate or rates hereinafter provided, in accordance with the following:

1.	Interest.

Commencing as of the date hereof and continuing until repayment in full of all sums due hereunder, the unpaid Principal Sum shall bear interest in accordance with Section 2.5 (Interest and Certain Fee Provisions) of the Financing Agreement.

2.	Payments and Maturity.

The unpaid Principal Sum, together with interest thereon at the rate or rates provided above, shall be payable as follows:

(a) Interest only on the unpaid Principal Sum shall be due and payable in accordance with Section 2.5.3 (Payment of Interest) of the Financing Agreement; and

(b) Unless sooner paid, the unpaid Principal Sum, together with interest accrued and unpaid thereon, shall be due and payable in full on the Revolving Credit Termination Date (as defined in the Financing Agreement).

The fact that the balance hereunder may be reduced to zero from time to time pursuant to the Financing Agreement will not affect the continuing validity of this Note or the Financing Agreement, and the balance may be increased to the Principal Sum after any such reduction to zero.

3.	Default Interest.

Upon the occurrence of an Event of Default (as hereinafter defined), the unpaid Principal Sum shall bear interest thereafter at the Post-Default Rate (as defined in the Financing Agreement) until such Event of Default is cured.

4.	Late Charges.

If the Borrowers shall fail to make any payment under the terms of this Note within ten (10) days after the date such payment is due, the Borrowers shall pay to the Lender on demand a late charge equal to five percent (5%) of such payment.

5.	Application and Place of Payments.

All payments, made on account of this Note shall be applied first to the payment of any late charge then due hereunder, second to the payment of any prepayment fee then due hereunder, third to the payment of accrued and unpaid interest then due hereunder, and the remainder, if any, shall be applied to the unpaid Principal Sum. All payments on account of this Note shall be paid in lawful money of the United States of America in immediately available funds during regular business hours of the Lender at its principal office in Baltimore, Maryland or at such other times and places as the Lender may at any time and from time to time designate in writing to the Borrowers.

6.	Prepayment.

Without implying any limitation on the Borrowers’ obligation to pay the Early Termination Fee as and when provided in Section 2.5.2 (Early Termination Fee) of the Financing Agreement, the Borrowers may prepay the Principal Sum in whole or in part at any time without premium or penalty.

7.	Financing Agreement and Other Financing Documents.

This Note is the “Revolving Credit Note” described in an Amended and Restated Financing and Security Agreement dated as of February 22, 2008 by and among the Borrowers and the Lender (as amended by that certain First Amendment to Amended and Restated Financing and Security Agreement dated of even date herewith and as otherwise amended, modified, restated, substituted, extended and renewed at any time and from time to time, the “Financing Agreement”). The indebtedness evidenced by this Note is included within the meaning of the term “Obligations” as defined in the Financing Agreement. This Note is one of the “Financing Documents” (as that term is defined in the Financing Agreement).

8.	Security.

This Note is secured as provided in the Financing Agreement.

9.	Events of Default.

The occurrence of any one or more of the following events shall constitute an event of default (individually, an “Event of Default” and collectively, the “Events of Default”) under the terms of this Note:

(a) The failure of the Borrowers to pay to the Lender when due any and all amounts payable by the Borrowers to the Lender under the terms of this Note; or

(b) The occurrence of an event of default (as defined therein) under the terms and conditions of any of the other Financing Documents.

10.	Remedies.

Upon the occurrence of an Event of Default, at the option of the Lender, all amounts payable by the Borrowers to the Lender under the terms of this Note shall immediately become due and payable by the Borrowers to the Lender without notice to the Borrowers or any other person, and the Lender shall have all of the rights, powers, and remedies available under the terms of this Note, any of the other Financing Documents and all applicable laws. The Borrowers and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness evidenced by this Note hereby severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agree that this Note or any payment hereunder may be extended from time to time without in any way affecting the liability of the Borrowers, guarantors and endorsers.

11.	Expenses.

The Borrowers promise to pay to the Lender on demand by the Lender all costs and expenses incurred by the Lender in connection with the collection and enforcement of this Note, including, without limitation, reasonable attorneys’ fees and expenses and all court costs.

12.	Notices.

Any notice, request, or demand to or upon the Borrowers or the Lender shall be deemed to have been properly given or made when delivered in accordance with Section 8.1 (Notices) of the Financing Agreement.

13.	Miscellaneous.

Each right, power, and remedy of the Lender as provided for in this Note or any of the other Financing Documents, or now or hereafter existing under any applicable law or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Note or any of the other Financing Documents or now or hereafter existing under any applicable law, and the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights, powers, or remedies. No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant, or agreement of this Note or any of the other Financing Documents, or to exercise any right, power, or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or preclude the Lender from exercising any such right, power, or remedy at a later time or times. By accepting payment after the due date of any amount payable under the terms of this Note, the Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under the terms of this Note or to declare an Event of Default for the failure to effect such prompt payment of any such other amount. No course of dealing or conduct shall be effective to amend, modify, waive, release, or change any provisions of this Note.

14.	Partial Invalidity.

In the event any provision of this Note (or any part of any provision) is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note; but this Note shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had not been contained in this Note, but only to the extent it is invalid, illegal, or unenforceable.

15.	Captions.

The captions herein set forth are for convenience only and shall not be deemed to define, limit, or describe the scope or intent of this Note.

16.	Applicable Law.

The Borrowers acknowledge and agree that this Note shall be governed by the laws of the State of Maryland, even though for the convenience and at the request of the Borrowers, this Note may be executed elsewhere.

17.	Consent to Jurisdiction.

Each Borrower irrevocably submits to the jurisdiction of any state or federal court sitting in the State of Maryland over any suit, action, or proceeding arising out of or relating to this Note or any of the other Financing Documents. Each Borrower irrevocably waives, to the fullest extent permitted by law, any objection that such Borrower may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon each Borrower and may be enforced in any court in which any Borrower is subject to jurisdiction by a suit upon such judgment, provided that service of process is effected upon the Borrower as provided in this Note or as otherwise permitted by applicable law.

18.	Service of Process.

Each Borrower hereby consents to process being served in any suit, action, or proceeding instituted in connection with this Note by (a) the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to the Borrowers and (b) serving a copy thereof upon the registered agent for TVI as set forth in the records of the Maryland State Department of Assessments and Taxation, the agent hereby designated and appointed by each of the Borrowers as each Borrower’s agent for service of process. Each Borrower irrevocably agrees that such service shall be deemed in every respect effective service of process upon the Borrower in any such suit, action or proceeding, and shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon the Borrower. Nothing in this Section shall affect the right of the Lender to serve process in any manner otherwise permitted by law or limit the right of the Lender otherwise to bring proceedings against any Borrower in the courts of any jurisdiction or jurisdictions.

19.	No Novation.

This Note amends and restates, is intended as a replacement of, and is in substitution for, that certain Amended and Restated Revolving Credit Note dated as of February 22, 2008 (the “Original Note”) from the Borrowers, as maker, payable to the order of the Lender, but is not intended as a novation of the Original Note or any of the Obligations evidenced by the Original Note. All references in the Financing Agreement or any of the other Financing Documents to the Revolving Credit Note shall mean the Original Note, as amended and restated in accordance with the provisions of this Note.

20.	Confessed Judgment.

UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, EACH BORROWER HEREBY AUTHORIZES ANY ATTORNEY DESIGNATED BY THE LENDER OR ANY CLERK OF ANY COURT OF RECORD TO APPEAR FOR SUCH BORROWER IN ANY COURT OF RECORD AND CONFESS JUDGMENT WITHOUT PRIOR HEARING AGAINST THE BORROWER IN FAVOR OF THE LENDER FOR AND IN THE AMOUNT OF THE UNPAID PRINCIPAL SUM, ALL INTEREST ACCRUED AND UNPAID THEREON, ALL OTHER AMOUNTS PAYABLE BY THE BORROWER TO THE LENDER UNDER THE TERMS OF THIS NOTE OR ANY OF THE OTHER FINANCING DOCUMENTS, COSTS OF SUIT, AND ATTORNEYS’ FEES OF FIFTEEN PERCENT (15%) OF THE UNPAID PRINCIPAL SUM AND INTEREST THEN DUE HEREUNDER. BY ITS ACCEPTANCE OF THIS NOTE, THE LENDER AGREES THAT IN THE EVENT THE LENDER EXERCISES AT ANY TIME ITS RIGHT TO CONFESS JUDGMENT UNDER THIS NOTE, THE LENDER SHALL USE ITS BEST EFFORTS TO OBTAIN LEGAL COUNSEL WHO WILL CHARGE THE LENDER FOR ITS SERVICES ON AN HOURLY BASIS, AT ITS CUSTOMARY HOURLY RATES AND ONLY FOR THE TIME AND REASONABLE EXPENSES INCURRED. IN NO EVENT SHALL THE LENDER ENFORCE THE LEGAL FEES PORTION OF A CONFESSED JUDGMENT AWARD FOR AN AMOUNT IN EXCESS OF THE FEES AND EXPENSES ACTUALLY CHARGED TO THE LENDER FOR SERVICES RENDERED BY ITS COUNSEL IN CONNECTION WITH SUCH CONFESSION OF JUDGMENT AND/OR THE COLLECTION OF SUMS OWED TO THE LENDER. IN THE EVENT THE LENDER RECEIVES, THROUGH EXECUTION UPON A CONFESSED JUDGMENT, PAYMENTS ON ACCOUNT OF ATTORNEYS’ FEES IN EXCESS OF SUCH ACTUAL ATTORNEYS’ FEES AND EXPENSES INCURRED BY THE LENDER, THEN, AFTER FULL REPAYMENT AND SATISFACTION OF ALL OF THE OBLIGATIONS UNDER AND IN CONNECTION WITH THIS NOTE, THE LOAN AGREEMENT AND ALL OF THE OTHER LOAN DOCUMENTS, THE LENDER SHALL REFUND SUCH EXCESS AMOUNT TO THE BORROWERS. EACH BORROWER HEREBY RELEASES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL ERRORS AND ALL RIGHTS OF EXEMPTION, APPEAL, STAY OF EXECUTION, INQUISITION, AND OTHER RIGHTS TO WHICH SUCH BORROWER MAY OTHERWISE BE ENTITLED UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR OF ANY STATE OR POSSESSION OF THE UNITED STATES OF AMERICA NOW IN FORCE AND WHICH MAY HEREAFTER BE ENACTED. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST ANY BORROWER SHALL NOT BE EXHAUSTED BY ONE OR MORE EXERCISES THEREOF OR BY ANY IMPERFECT

EXERCISE THEREOF AND SHALL NOT BE EXTINGUISHED BY ANY JUDGMENT ENTERED PURSUANT THERETO. SUCH AUTHORITY MAY BE EXERCISED ON ONE OR MORE OCCASIONS OR FROM TIME TO TIME IN THE SAME OR DIFFERENT JURISDICTIONS AS OFTEN AS THE LENDER SHALL DEEM NECESSARY OR DESIRABLE, FOR ALL OF WHICH THIS NOTE SHALL BE A SUFFICIENT WARRANT.

21.	WAIVER OF TRIAL BY JURY.

EACH BORROWER AND THE LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH SUCH BORROWER AND THE LENDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS NOTE OR (B) THE FINANCING DOCUMENTS. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE.

THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY EACH BORROWER, AND EACH BORROWER HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. EACH BORROWER FURTHER REPRESENTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

[Signatures Follow on Next Page]

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED

REVOLVING CREDIT NOTE

IN WITNESS WHEREOF, each Borrower has caused this Note to be executed under seal by its duly authorized representatives as of the date first written above.

WITNESS OR ATTEST:	BORROWERS:

TVI CORPORATION

/s/ Sherri S. Voelkel	By:	/s/ Harley A. Hughes	(Seal)
Sherri S. Voelkel		Harley A. Hughes
Assistant Secretary		President and Chief Executive Officer

CAPA MANUFACTURING CORP.

/s/ Sherri S. Voelkel	By:	/s/ Harley A. Hughes	(Seal)
Sherri S. Voelkel		Harley A. Hughes,
Treasurer		President

SAFETY TECH INTERNATIONAL, INC.

/s/ Sherri S. Voelkel	By:	/s/ Harley A. Hughes	(Seal)
Sherri S. Voelkel		Harley A. Hughes,
Treasurer		President

SIGNATURE SPECIAL EVENT SERVICES, INC

/s/ Sherri S. Voelkel	By:	/s/ Harley A. Hughes	(Seal)
Sherri S. Voelkel		Harley A. Hughes,
Treasurer		President